UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2004

ACCREDO HEALTH, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25769 (Commission File Number)	62-1642871 (IRS Employer Identification No.)

1640 Century Center Pkway, Suite 101, Memphis, Tennessee (Address of Principal Executive Offices)	38134 (Zip Code)

(901) 385-3688
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

     On July 21, 2004, Accredo Health, Incorporated (the “Company”), through its wholly-owned subsidiary, Hemophilia Health Services, Inc. (“HHS”), completed its acquisition of HRA Holding Corp. (“HRA Holding”) in accordance with the terms and conditions of the Agreement and Plan of Merger, dated June 4, 2004, by and among HHS, HHS Merger Corp., a wholly-owned subsidiary of HHS, HRA Holding and certain of the equity holders of HRA Holding.

     The acquisition of HRA Holding was reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2004 (the “Initial Report”). On September 13, 2004, the Company filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2004. After evaluating its audited consolidated financial statements for the year ended June 30, 2004, the Company has determined that it is not required to file the historical audited financial statements for HRA Holding referred to under prior Item 7(a) of the Company’s Initial Report.

(b) Pro forma financial information.

     After evaluating its audited consolidated financial statements for the year ended June 30, 2004, the Company has determined that it is not required to file the pro forma financial information related to its acquisition of HRA Holding referred to under prior Item 7(b) of the Company’s Initial Report.

(c) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated June 4, 2004 by and among Hemophilia Health Services, Inc., HHS Merger Corp., HRA Holding Corp. and certain of the equity holders of HRA Holding Corp. (previously filed with the Company’s Current Report on Form 8-K filed with the Commission on July 22, 2004).

2.2	Amendment No. 1 to Agreement and Plan of Merger dated June 4, 2004 by and among Hemophilia Health Services, Inc., HHS Merger Corp., HRA Holding Corp. and certain of the equity holders of HRA Holding Corp. (previously filed with the Company’s Current Report on Form 8-K filed with the Commission on July 22, 2004).

99.1	Press Release, dated July 21, 2004 (previously provided with the Company’s Current Report on Form 8-K filed with the Commission on July 22, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredo Health, Incorporated
By:	/s/ Thomas W. Bell, Jr.
Thomas W. Bell, Jr.
Senior Vice President and General Counsel

Dated: September 20, 2004

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated June 4, 2004 by and among Hemophilia Health Services, Inc., HHS Merger Corp., HRA Holding Corp. and certain of the equity holders of HRA Holding Corp. (previously filed with the Company’s Current Report on Form 8-K filed with the Commission on July 22, 2004).

2.2	Amendment No. 1 to Agreement and Plan of Merger dated June 4, 2004 by and among Hemophilia Health Services, Inc., HHS Merger Corp., HRA Holding Corp. and certain of the equity holders of HRA Holding Corp. (previously filed with the Company’s Current Report on Form 8-K filed with the Commission on July 22, 2004).

99.1	Press Release, dated July 21, 2004 (previously provided with the Company’s Current Report on Form 8-K filed with the Commission on July 22, 2004).